UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022 (June 15, 2022)

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)

(267) 824-2827

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) 2022 Annual Meeting of Stockholders

The Company held the Annual Meeting on a virtual basis via internet at 9:00 a.m., Eastern time, on Wednesday, June 15, 2022. As of April 27, 2022, the record date for the Annual Meeting, the Company had 17,103,395 shares of its common stock outstanding and entitled to vote, of which 14,783,850 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum, at the Annual Meeting.

(b) Annual Meeting Voting Results

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting. These matters are described in more detail in the Proxy Statement filed with the SEC on May 2, 2022.

Proposal No. 1: The Company’s stockholders elected each of the three Class III nominees named below to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class III Nominee	Votes For	Votes Withheld	Broker Non-votes
Keith Gollust	9,614,291	2,151,943	3,017,615
Richard Levy, M.D.	10,485,539	1,280,695	3,017,615
David Milligan, Ph.D.	11,649,813	116,421	3,017,615

Proposal No. 2: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
14,712,949	19,842	51,058	—

Proposal No. 3: The Company’s stockholders approved, on an advisory basis (with the affirmative vote of 99.0% of the votes cast FOR), the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
11,637,547	111,932	16,755	3,017,615

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

Date: June 17, 2022	/s/ Brian J. Lynch
Brian J. Lynch
Senior Vice President and General Counsel

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